UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PROV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The Corporation held its virtual Annual Meeting of Shareholders on Tuesday, November 30, 2021 solely online via live webcast.

(b)
There were present at the meeting in person or by proxy the holders of 6,267,665 shares of the Corporation’s common stock, representing 83.90 percent of the total votes eligible to be cast, constituting a majority and a quorum of the outstanding shares entitled to vote.  The results of the vote for the three items presented at the meeting were as follows:

1.	Election of Directors:
Shareholders elected Judy A. Carpenter and William E. Thomas to the Board of Directors for a three-year term ending in 2024 and Kathy Michalak for a one-year term ending in 2022 by the following vote:

	For		Withheld		Broker Non-Vote
Nominee	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Judy A. Carpenter	3,587,600	65.72	1,871,450	34.28	808,615	N/A
William E. Thomas	3,279,154	60.07	2,179,896	39.93	808,615	N/A
Kathy Michalak	5,019,349	91.95	439,701	8.05	808,615	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Joseph P. Barr, Bruce W. Bennett, Debbi H. Guthrie, Craig G. Blunden and Roy H. Taylor.

2.	Advisory Approval of Executive Compensation:
Shareholders approved the advisory resolution for named executive officer compensation by the following vote:

	Number of Votes	Percentage
For	3,300,668	60.47
Against	2,149,398	39.37
Abstain	8,983	0.16
Broker Non-Vote	808,615	N/A

3.	Ratification of Appointment of Independent Auditor:
Shareholders ratified the appointment of Deloitte & Touche, LLP as the Corporation’s independent auditor for the fiscal year ending June 30, 2022 by the following vote:

	Number of Votes	Percentage
For	6,057,969	96.66
Against	208,919	3.33
Abstain	777	0.01

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2021	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes
President, Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)